Exhibit 99.1

Case 3:06-cv-05528-MHP                Document 236                 Filed 03/23/2009                 Page 1 of 1

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

CIVIL PRETRIAL MINUTES

Date: March 23, 2009

Case No. C 06-5528 MHP	Judge: MARILYN H. PATEL

Title: E-SMART TECHNOLOGIES et al -v- WAYNE DRIZEN et al

Attorneys: Plf: Michelle Landry

Dft: Patricia Douglas

Deputy Clerk: Anthony Bowser                     Court Reporter: Margo Garule

PROCEEDINGS

1)	Status Conference

2)

3)

ORDERED AFTER HEARING:

Parties in process of negotiation of settlement; Further status conference set for 5/4/2009 at 3:00 pm;